UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

ABIOMED, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09585	04-2743260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cherry Hill Drive
Danvers, Massachusetts 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABMD	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2021, the Board of Directors (the “Board”) of ABIOMED, Inc. (the “Company”) appointed Paula A. Johnson as a Class III director, effective immediately. Dr. Johnson will serve for a term expiring at the Company’s 2022 annual meeting of stockholders. The Board also appointed Dr. Johnson to the Governance and Nominating Committee of the Board. In connection with Dr. Johnson’s appointment, the Board resolved to increase the size of the Board from eight to nine directors.

In connection with her service as a non-employee director, Dr. Johnson will receive compensation in accordance with the Company’s current director compensation program as described in the Company’s most recent definitive proxy statement filed with the Securities and Exchange Commission on June 30, 2020.

There are no arrangements or understandings between Dr. Johnson and any other person pursuant to which Dr. Johnson was elected as a director. There are no transactions involving Dr. Johnson requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On April 28, 2021, the Company issued a press release announcing the appointment of Dr. Johnson to the Board. A copy of the press release is attached as Exhibit 99.1 hereto.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated April 28, 2021 (furnished herewith).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

	By:	/s/ Todd A. Trapp
Todd A. Trapp Vice President and Chief Financial Officer (Authorized Signatory)
Date: April 28, 2021